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                                                                    EXHIBIT 20.1

                            MONTHLY SERVICING REPORT
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                  JANUARY 2003



---------------------------------------------------------------------------------------
ORIGINAL INPUTS
---------------------------------------------------------------------------------------
TOTAL POOL BALANCE                                                  $3,300,048,387.48

CLASS A-1a NOTES
                                Class A-1a Notes Balance            $  390,000,000.00
                                   Class A-1a Notes Rate                        1.850%
CLASS A-1b NOTES
                                Class A-1b Notes Balance            $  786,000,000.00
                                   Class A-1b Notes Rate           One Month LIBOR+.05%
CLASS A-2a NOTES
                                Class A-2a Notes Balance            $  242,000,000.00
                                   Class A-2a Notes Rate                        2.270%
CLASS A-2b NOTES
                                Class A-2b Notes Balance            $  350,000,000.00
                                   Class A-2b Notes Rate           One Month LIBOR+.06%
CLASS A-3a NOTES
                                Class A-3a Notes Balance            $  400,000,000.00
                                   Class A-3a Notes Rate                        2.750%
CLASS A-3b NOTES
                                Class A-3b Notes Balance            $  528,000,000.00
                                   Class A-3b Notes Rate           One Month LIBOR+.09%
CLASS A-4a NOTES
                                Class A-4a Notes Balance            $  172,600,000.00
                                   Class A-4a Notes Rate                        3.100%
CLASS A-4b NOTES
                                Class A-4b Notes Balance            $  150,000,000.00
                                   Class A-4b Notes Rate           One Month LIBOR+.12%
CLASS B CERTIFICATES
                            Class B Certificates Balance            $   93,444,888.51
                               Class B Certificates Rate           One Month LIBOR+.47%

RESERVE ACCOUNT DEPOSIT                                             $   46,680,673.33

---------------------------------------------------------------------------------------
PART I.  COLLECTIONS
---------------------------------------------------------------------------------------

Receipts During the Period                                          $  221,250,278.43
Principal on Repurchased Contracts                                  $    8,465,811.66
Schedule and Simple Interest Payments Advanced                      $       84,484.50
Schedule Principal Advanced                                         $      598,778.06
                                                                    -----------------
TOTAL COLLECTIONS FOR THE PERIOD                                    $  230,399,352.65
                                                                    =================

Beginning Pool Aggregate Principal Balance                          $3,300,048,387.48
Ending Pool Aggregate Principal Balance                             $3,303,158,775.82

Beginning Aggregate Discounted Principal Balance                    $3,112,044,888.51
Ending Aggregate Discounted Principal Balance                       $3,112,044,888.51

---------------------------------------------------------------------------------------
PART II.  DISTRIBUTIONS TO NOTEHOLDERS AND CERTIFICATEHOLDERS
---------------------------------------------------------------------------------------

Total Collections                                                   $  230,399,352.65
Plus: Reserve Account Draw                                          $               -
Plus: Net Amount Due From Swap Counterparty                         $               -
LESS:  TOTAL SERVICING FEE                                          $    5,500,080.65
Less:  Net Amount Due to Swap Counterparty                          $    1,379,517.31
Less:  Monthly Interest Due to Noteholders & Certificateholders     $    5,049,914.21
Less:  Reinvestment in New Receivables - Purchase Price             $  191,184,257.96
Less:  Principal Due to Noteholders                                 $               -
Less:  Principal Due to Certificateholders                          $               -
Less:  Reserve Account Deposit                                      $          337.29
Less:  Accumulation Account Deposit                                 $      205,558.07
                                                                    -----------------
Equals Reserve Fund Excess to be released to CARI                   $   27,079,687.17
                                                                    =================

                            MONTHLY SERVICING REPORT
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                  JANUARY 2003

                                                                                                              PER $1000 OF
CLASS A-1a NOTES DISTRIBUTABLE AMOUNT                                                                      ORIGINAL PRINCIPAL
                                                                                                           ------------------
                              Class A-1a Notes Monthly Interest                 $      601,250.00                 1.541667
                             Class A-1a Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-1a Notes Distributable Amount                 $      601,250.00
                                                                                =================

CLASS A-1b NOTES DISTRIBUTABLE AMOUNT
                              Class A-1b Notes Monthly Interest                 $    1,054,113.33                 1.341111
                             Class A-1b Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-1b Notes Distributable Amount                 $    1,054,113.33
                                                                                =================

CLASS A-2a NOTES DISTRIBUTABLE AMOUNT
                              Class A-2a Notes Monthly Interest                 $      457,783.33                 1.891667
                             Class A-2a Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-2a Notes Distributable Amount                 $      457,783.33
                                                                                =================

CLASS A-2b NOTES DISTRIBUTABLE AMOUNT
                              Class A-2b Notes Monthly Interest                 $      472,694.44                 1.350556
                             Class A-2b Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-2b Notes Distributable Amount                 $      472,694.44
                                                                                =================

CLASS A-3a NOTES DISTRIBUTABLE AMOUNT
                              Class A-3a Notes Monthly Interest                 $      916,666.67                 2.291667
                             Class A-3a Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-3a Notes Distributable Amount                 $      916,666.67
                                                                                =================

CLASS A-3b NOTES DISTRIBUTABLE AMOUNT
                              Class A-3b Notes Monthly Interest                 $      728,053.33                 1.378889
                             Class A-3b Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-3b Notes Distributable Amount                 $      728,053.33
                                                                                =================

CLASS A-4a NOTES DISTRIBUTABLE AMOUNT
                              Class A-4a Notes Monthly Interest                 $      445,883.33                 2.583333
                             Class A-4a Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-4a Notes Distributable Amount                 $      445,883.33
                                                                                =================

CLASS A-4b NOTES DISTRIBUTABLE AMOUNT
                              Class A-4b Notes Monthly Interest                 $      211,083.33                 1.407222
                             Class A-4b Notes Monthly Principal                 $               -                        -
                                                                                -----------------
                    Total Class A-4b Notes Distributable Amount                 $      211,083.33
                                                                                =================

CLASS B CERTIFICATES DISTRIBUTABLE AMOUNT
                          Class B Certificates Monthly Interest                 $      162,386.45                 1.737778
                         Class B Certificates Monthly Principal                 $               -                        -
                                                                                -----------------
                Total Class B Certificates Distributable Amount                 $      162,386.45
                                                                                =================

                                            TOTAL SERVICING FEE                 $    5,500,080.65                 1.666667

---------------------------------------------------------------
PART III.  REINVESTMENT IN NEW RECEIVABLES
---------------------------------------------------------------

                                 Principal Distributable Amount                 $  191,389,816.03
                                     Plus:  Accumulation Amount                                 -
                                                                                -----------------
                                   Equals:  Reinvestment Amount                 $  191,389,816.03
                                                                                =================

            Additional Receivables Discounted Principal Balance                 $  191,184,257.96
                                                                                -----------------
                                               Remaining Amount                 $      205,558.07
                                                                                =================
                   (to be deposited in the Accumulation Account)

--------------------------------------------------------------------------------
PART IV.  PAYMENT AHEAD AND ADVANCES
--------------------------------------------------------------------------------

PAYMENT AHEAD SERVICING ACCOUNT

Beginning Payment Ahead Balance                                                 $    1,377,353.47
Less:  Payments Applied                                                         $      858,296.03
Current Period Payments Ahead Received                                          $    1,536,708.15
                                                                                -----------------
Ending Payment Ahead Balance                                                    $    2,055,765.59
                                                                                =================

                            MONTHLY SERVICING REPORT
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                  JANUARY 2003


ADVANCE ACCOUNT

Beginning Outstanding Unreimbursed Scheduled Principal and Interest Advances    $               -
Beginning Outstanding Unreimbursed Simple Interest Advances                     $               -
Scheduled Principal and Interest Advances                                       $      683,262.56
Simple Interest Advances                                                        $               -
Reimbursement of Previous Scheduled Principal and Interest Advances             $      259,193.55
Reimbursement of Previous Simple Interest Advances                              $               -

Ending Outstanding Unreimbursed Scheduled Principal and Interest Advances       $      424,069.01
Ending Outstanding Unreimbursed Simple Interest Advances                        $               -

                                                                               ------------------              ------------------
                                                                                   BEGINNING                          END
                                                                                   OF PERIOD                       OF PERIOD
                                                                               ------------------              ------------------
-------------------------------------------------------------------------------
PART V.  BALANCES & PRINCIPAL FACTORS
-------------------------------------------------------------------------------

                                             Total Pool Balance                $3,300,048,387.48               $ 3,303,158,775.82
                                              Total Pool Factor                        1.0000000                        1.0009425
                                       Class A-1a Notes Balance                $  390,000,000.00               $   390,000,000.00
                              Class A-1a Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-1b Notes Balance                $  786,000,000.00               $   786,000,000.00
                              Class A-1b Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-2a Notes Balance                $  242,000,000.00               $   242,000,000.00
                              Class A-2a Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-2b Notes Balance                $  350,000,000.00               $   350,000,000.00
                              Class A-2b Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-3a Notes Balance                $  400,000,000.00               $   400,000,000.00
                              Class A-3a Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-3b Notes Balance                $  528,000,000.00               $   528,000,000.00
                              Class A-3b Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-4a Notes Balance                $  172,600,000.00               $   172,600,000.00
                              Class A-4a Notes Principal Factor                        1.0000000                        1.0000000
                                       Class A-4b Notes Balance                $  150,000,000.00               $   150,000,000.00
                              Class A-4b Notes Principal Factor                        1.0000000                        1.0000000
                                   Class B Certificates Balance                $   93,444,888.51               $    93,444,888.51
                          Class B Certificates Principal Factor                        1.0000000                        1.0000000
-------------------------------------------------------------------------------                                ------------------
PART VI.  RESERVE ACCOUNT                                                                                        PER $1000 OF
-------------------------------------------------------------------------------                                ORIGINAL PRINCIPAL
                                                                                                               ------------------
BEGINNING RESERVE ACCOUNT BALANCE                                              $   46,680,673.33

Draw for Servicing Fee                                                         $               -                                -
Draw for Class A-1 Notes Distributable Amount                                  $               -                                -
Draw for Class A-2 Notes Distributable Amount                                  $               -                                -
Draw for Class A-3 Notes Distributable Amount                                  $               -                                -
Draw for Class A-4 Notes Distributable Amount                                  $               -                                -
Draw for Class B Certificates Distributable Amount                             $               -                                -
Additions to Reserve Account (for Accumulation Account)                        $          337.29
Additions to Reserve Account                                                   $               -
Releases from Reserve Account                                                  $               -                                -
                                                                               -----------------
ENDING RESERVE ACCOUNT BALANCE                                                 $   46,681,010.62
                                                                               =================

RESERVE ACCOUNT FLOOR                                                          $   23,340,336.66

Early Amortization Trigger:
Reserve Account Balance is less than the Specified Reserve Account Balance for Two Consecutive Months

Preceding Collection Period
                              Specified Reserve Account Balance                $               -
                                        Reserve Account Balance                $               -
Current Collection Period
                              Specified Reserve Account Balance                $   46,680,673.33
                                        Reserve Account Balance                $   46,680,673.33

----------------------------------------------------------------
PART VII.  ACCUMULATION ACCOUNT
----------------------------------------------------------------

BEGINNING ACCUMULATION ACCOUNT BALANCE                                         $               -

Accumulation Account Interest                                                  $               -
Release of Accumulated Balance                                                 $               -
Deposit to Accumulation Account                                                $      205,558.07
                                                                               -----------------
Ending Accumulation Account Balance                                            $      205,558.07
                                                                               =================

Early Amortization Trigger:
Accumulation Account exceeds 1.00% of the Initial Aggregate Discounted Principal Balance

                    Accumulation Account as a % of Initial Aggregate
                                        Discounted Principal Balance                      0.0066%

                            MONTHLY SERVICING REPORT
                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-1
                                  JANUARY 2003

---------------------------------------------------------------                             ---------------------------
PART VIII.  CARRYOVER SHORTFALL                                                                    PER $1000 OF
---------------------------------------------------------------                                 ORIGINAL PRINCIPAL
                                                                                            ---------------------------
Noteholders' Interest Carryover Shortfall                          $         -                                  -
Noteholders' Principal Carryover Shortfall                         $         -                                  -
Certificateholders' Interest Carryover Shortfall                   $         -                                  -
Certificateholders' Principal Carryover Shortfall                  $         -                                  -

---------------------------------------------------------------
PART IX.  CHARGE OFF AND DELINQUENCY RATES
---------------------------------------------------------------

CHARGE OFF RATE                                               AVERAGE RECEIVABLES           CREDIT REPURCHASES          LOSS RATE
                                                  January     $ 3,195,522,443.59                $ 43,840.59              0.016463





DELINQUENCY RATE                                                 TOTAL ACCOUNTS              ACCOUNTS OVER 60         % DELINQUENT
                                                  January                162,801                        276              0.169532

